UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 10, 2019
Date of Report (Date of earliest event reported)

GALA PHARMACEUTICAL INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55998	42-1771014
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

18881 Von Karman Avenue, Suite 1440, Irvine, California		92612
(Address of principal executive offices)		(Zip Code)

(949) 851-9261
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K fi ling is intended to simultaneously satisfy the fi ling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrants Certifying Accountant.

The following exhibit is attached as part of this report:

On January 9, 2019, the board of directors of Gala Pharmaceutical, Inc. (the “Company”) approved the selection of RBSM LLP (“RBSM”) as its independent registered public accounting firm replacing Haynie & Company.

(a) Dismissal of Independent Registered Public Accounting Firm

On January 9, 2019, the Company’s board of directors approved the dismissal of Haynie & Company as the Company’s independent registered public accounting firm and the Company accordingly notified Haynie & Company of such action effective as of that date.

The report of Haynie & Company on the Company’s consolidated balance sheet as of November 30, 2017 and the related consolidated statements of operations, changes in stockholders’ equity (deficit), and cash flows for the year ended November 30, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than the statements related to the Company’s ability to continue as a going concern.

During the fiscal year ended November 30, 2017 and through the dismissal date, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and Haynie & Company with respect to any matter relating to accounting principles, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Haynie & Company, would have caused Haynie & Company to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements with respect to such periods.

The Company provided Haynie & Company with a copy of this Form 8-K and requested that Haynie & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie & Company agrees with the above statements. A copy of such letter, dated January 11, 2019, is attached as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm

On January 9, 2019, the Company engaged RBSM as its new independent registered public accounting firm. During the Company’s two most recent fiscal years and in the subsequent interim period through the dismissal date, the Company has not consulted with RBSM regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.   Description

16     Letter from Haynie & Company to the Securities and Exchange Commission

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 11, 2019	By:	/s/ Maqsood Rehman
Maqsood Rehman
	Title:	Chief Executive Officer